UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 3, 2026, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing its collaboration with Roche Diagnostics to validate biomarkers for patient selection in clinical trials for non-small cell lung cancer (“NSCLC”). Building on promising preclinical and clinical data, this collaboration intends to refine patient identification using TROP2 as a biomarker.

The press release noted that Genprex’s initial research demonstrated that high TROP2 H-scores and low PTEN H-scores predicted patient response in preclinical studies. These findings were further correlated with longer Progression Free Survival (“PFS”) in clinical studies, specifically for NSCLC patients with TROP2 H-scores above 100 and PTEN H-scores below 100. This data underscores the potential of these biomarkers to enable targeted patient selection and precision medicine. Additional data have shown that intensity of TROP2 expression may have a correlation with PFS. The collaboration leverages Roche Diagnostics’ expertise in assay development. Roche Diagnostics received U.S. Food and Drug Administration Breakthrough Device Designation for the first AI-driven companion diagnostic for NSCLC that uses a TROP2 score to evaluate NSCLC specimens, and Genprex will use the same antibody against TROP2 for its validation studies. This strategic alignment ensures consistency and builds upon established diagnostic methods.  The Company believes by utilizing the same validated TROP2 antibody that Roche has used in other studies, Genprex is poised to shorten the time for patient identification and recruitment for NSCLC clinical trials, ultimately delivering more effective, personalized treatment options.

Genprex is expanding on its preclinical and clinical studies to potentially integrate TROP2 expression for patient selection in NSCLC clinical studies. Roche Diagnostics will perform the necessary assay validation using its TROP2 antibody. Genprex anticipates completing these validation studies by approximately the end of 2026, with subsequent integration into its NSCLC clinical program shortly thereafter, dependent on the results of the validation studies. This collaboration exemplifies Genprex’s commitment to delivering innovation that enables more precise diagnosis and treatment strategies in oncology, ultimately aiming to improve outcomes for NSCLC patients.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to regain and/or maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates, including its collaboration with Roche Diagnostics to validate biomarkers and the Company’s belief that it is poised to shorten the time for patient identification and recruitment for NSCLC clinical trials and ultimately delivering more effective, personalized treatment options and/or improving outcomes for NSCLC patients; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: August 3, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)